UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Innodata Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96643-P50188 INNODATA INC. 55 CHALLENGER ROAD, SUITE 202 RIDGEFIELD PARK, NJ 07660 ATTN: AMY R. AGRESS Your Vote Counts! INNODATA INC. 2026 Annual Meeting Vote by June 3, 2026 11:59 PM Eastern Time You invested in INNODATA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 4, 2026 5:00 PM Eastern Time Virtually at: www.virtualshareholdermeeting.com/INOD2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V96644-P50188 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Jack S. Abuhoff 02) Daniel H. (Don) Callahan 03) Richard D. Clarke 04) Louise C. Forlenza 05) Stewart R. Massey 2. Ratification of the selection of BDO India Services Private Limited as independent auditors for the year ending December 31, 2026. For 3. Approval on a non-binding, advisory basis the compensation of the Company’s named executive officers. For 4. Approval of the Amended and Restated Innodata Inc. Equity Compensation Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.